UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-07456

Name of Fund:  Senior High Income Portfolio, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Senior High Income Portfolio, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 02/28/06

Date of reporting period: 03/01/05 - 08/31/05

Item 1 -   Report to Stockholders


Senior High Income
Portfolio, Inc.


Semi-Annual Report
August 31, 2005


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


Senior High Income Portfolio, Inc. seeks to provide shareholders with high current income by investing at least 80% of its net assets plus any borrowings for investment purposes in senior debt obligations, including corporate loans and both privately placed and publicly offered corporate bonds and notes. Senior debt obligations generally include debt obligations of a company that have a contractual right to repayment in the event of a default or bankruptcy of the company with priority over existing or future subordinated debt (if any), preferred stock or common stock of the same company. Senior debt ranks equally in right of payment to all other debt of the company other than debt that is contractually subordinated in right of payment to such senior debt. Senior debt in which the Fund invests may be secured by collateral or may be unsecured. Certain senior debt obligations may be effectively junior to other debt obligations of the company that are secured by collateral, as well as to any indebtedness of such company's subsidiaries or affiliates. The Fund invests primarily in debt obligations that are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's) or unrated debt obligations of comparable quality. The Fund will generally not invest in securities rated at the time of purchase, Caa/CCC or below by each of the major ratings agencies that rate the securities.

This report, including the financial information herein, is transmitted to shareholders of Senior High Income Portfolio, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund leverages its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863);
(2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Senior High Income Portfolio, Inc.
Box 9011
Princeton, NJ 08543-9011


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Senior High Income Portfolio, Inc.



The Benefits and Risks of Leveraging


Senior High Income Portfolio, Inc. (the "Fund") utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will be the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue the Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.


Proxy Results

During the six-month period ended August 31, 2005, Senior High Income
Portfolio, Inc.'s shareholders voted on the following proposals. Proposal 1 was approved at a shareholders' meeting on August 23, 2005. With respect to Proposal 2, the meeting was adjourned until October 21, 2005. A description of the proposals and number of shares voted were as follows:


                                                                                Shares Voted     Shares Withheld
                                                                                    For            From Voting
1. To elect the Portfolio's Board of Directors:   Robert C. Doll, Jr.            37,385,993          923,783
                                                  Ronald W. Forbes               37,380,814          928,962
                                                  Cynthia A. Montgomery          37,389,344          920,432
                                                  Jean Margo Reid                37,400,094          909,682
                                                  Roscoe S. Suddarth             37,381,334          928,442
                                                  Richard R. West                37,392,686          917,090
                                                  Edward D. Zinbarg              37,354,547          955,229


                                                                      Shares Voted     Shares Voted     Shares Voted
                                                                          For            Against          Abstain
2. To consider and act upon a proposal to amend a fundamental investment restriction of the Fund with respect to investment
   in other investment companies.                                      Adjourned        Adjourned        Adjourned


SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



A Letter From the President


Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major market benchmarks managed to post positive results for the current reporting period:


Total Returns as of August 31, 2005                                    6-month        12-month
U.S. equities (Standard & Poor's 500 Index)                             +2.33%        +12.56%
Small-cap U.S. equities (Russell 2000 Index)                            +5.75%        +23.10%
International equities (MSCI Europe Australasia Far East Index)         +1.98%        +23.58%
Fixed income (Lehman Brothers Aggregate Bond Index)                     +2.85%        + 4.15%
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)          +2.85%        + 5.31%
High yield bonds (Credit Suisse First Boston High Yield Index)          +1.35%        + 8.98%

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate-hiking program, bringing the federal funds rate to 3.5% by August 31 (and to 3.75% on September 20). Economists and investors have struggled to project the Fed's future moves, vacillating from expectations for an impending end to monetary tightening to fears that the central bank may increase interest rates more than is necessary to moderate economic growth and keep inflation in check. Most recently, the devastation of Hurricane Katrina added a new element of ambiguity in terms of its impact on the economy and Fed sentiment. Many now believe the Fed will suspend its interest rate-hiking campaign at some point this year.

Equity market returns over the past several months have reflected a degree of investor uncertainty. After a strong finish to 2004, the S&P 500 Index posted gains in four of the first eight months of 2005. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Factors that pose the greatest risks to stocks include record-high oil prices, continued interest rate hikes and the possibility for disappointing earnings for the remainder of the year.

Fixed income markets have fared relatively well in the face of monetary tightening. As the short end of the yield curve moved in concert with Fed interest rate hikes, long-term bond yields remained low, perpetuating the yield curve flattening trend. Because bond prices move in the opposite direction of yields, the result has been that longer-term bonds have outperformed short-term bonds. At period end, the spread between two-year and 10-year Treasury yields was just 18 basis points (.18%).

Financial markets are likely to face continued crosscurrents for the remainder of 2005, particularly as the economy digests the impact of Hurricane Katrina. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Director



SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



A Discussion With Your Portfolio Manager


We continued our efforts to build a well-diversified portfolio and to protect the Portfolio's underlying value in the case of rising long-term interest rates.


How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended August 31, 2005, the Common Stock of Senior High Income Portfolio, Inc. had net annualized yields of 9.23% and 9.25%, based on a period-end per share net asset value of $6.06 and a per share market price of $6.05, respectively, and $.282 per share income dividends. Over the same period, the total investment return on the Portfolio's Common Stock was +1.15%, based on a change in per share net asset value from $6.28 to $6.06, and assuming reinvestment of all distributions. The Portfolio's total return for the period lagged the +2.11% return of its benchmark, which is an equal blend of the Credit Suisse First Boston (CSFB) High Yield Index and the CSFB Leveraged Loan Index.

For a description of the Portfolio's total investment return based on a change in the per share market value of the Portfolio's Common Stock (as measured by the trading price of the Portfolio's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Portfolio's shares may trade in the secondary market at a premium or discount to the Portfolio's net asset value. As a result, total investment returns based on changes in the market value of the Portfolio's Common Stock can vary significantly from total investment returns based on changes in the Portfolio's net asset value.

The high yield market was highly volatile during the six-month reporting period. General Motors Corporation (GM) announced higher-than-expected losses on March 16. This exacerbated concerns that both GM and Ford Motor Co. would be lowered to junk bond status and exert significant downward pressure on the entire high yield market. Concurrent with this development, the 10-year Treasury rate shot up to 4.6% in the last week of March, adding yet more downward price pressure on the high yield market. The Merrill Lynch High Yield Index declined 2.72% in March and 1.04% in April. The market subsequently gained some perspective on the GM and Ford downgrades and staged a four-month rally totaling approximately 4.9% by August 31. This high yield upturn was complemented by a rally in the 10-year Treasury rate, which finished the period at 4.02%, 58 basis points (.58%) off its peak for the reporting period. The later part of this Treasury rally was fueled by an investor flight to quality in the aftermath of Hurricane Katrina.

Conditions in the leveraged loan market were much less unsettled than those in the high yield bond market. Three primary factors account for this. First, credit concerns have less of an impact on leveraged loans compared to high yield bonds due to the senior secured status of most leveraged bank loans. Second, leveraged bank loans are set off of the London InterBank Offered Rate (LIBOR), and are less affected by moves in long-term interest rates. Third, demand for bank loans has been greatly boosted by the influx of collateralized loan obligations (CLOs) into the market. For the eight months ended August 31, 2005, we saw $26.2 billion in CLO issuance. Generally speaking, bank loans lack call protection, and corporate treasurers have exploited this robust demand to refinance at increasingly tighter spreads to LIBOR.

Despite increasing leverage and greater high yield issuance at the lower end of the credit rating spectrum, default rates continued to decline, reaching their lowest levels since 1994 at .45% for leveraged loans and .91% for high yield bonds, as of June 30, 2005, according to CSFB. While strong market liquidity and gross domestic product growth projections in the 3% - 4% range have enabled companies to stretch their credit parameters, it must be noted that default rates are a lagging indicator. The average incubation period for a high yield credit default is roughly 36 months. Consequently, current rates are more reflective of the underwriting standards of 2002 - 2003 than those of today.


What factors most influenced Portfolio performance?

The Portfolio's underperformance of the benchmark is attributable to two factors. First, although the Portfolio's composition currently consists of 50% floating rate and 50% fixed rate investments, much of the floating exposure is in the form of floating rate notes as opposed to bank debt. Considering the narrow spreads available with bank loans, we believed that floating rate notes represented a superior risk/return proposition. Unfortunately, these securities exhibited volatility more similar to the high yield bond market than the leveraged loan market. This relative price weakness was magnified by the Portfolio's use of leverage, the second factor in the short-term underperformance. The Portfolio's maximum leverage is 33%; we maintained leverage in the 25% - 30% range during this reporting period.



SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



Specific credits that detracted from performance during the past six months included Anchor Glass Container Corporation, GEO Specialty Chemicals, Inc. and Pliant Corporation. A common theme among these three investments is the meaningful impact that high energy prices are having on U.S. manufacturers.

In terms of Anchor Glass, we owned $5.2 million in bonds of this glass bottle manufacturer priced at 101 as of February 28, 2005. We purchased additional bonds on price weakness, leaving the Portfolio with a $6.2 million position priced at 67 at period-end. Anchor's financial performance continued to weaken in the midst of high natural gas and soda ash prices, culminating in a Chapter 11 filing on August 8, 2005.

The price of our 142,466 share GEO equity position retreated from $15 per share to $8.25 per share following weaker-than-expected profit margins. It appears that the significantly higher raw material prices had not been fully reflected in sales prices. GEO manufactures functional chemicals for a variety of markets, including industrial water treatment, paints and coatings, construction and electronics. We received this equity following the company's emergence from Chapter 11 bankruptcy in November 2004.

The Portfolio's $3.3 million bond position in Pliant Corporation, a flexible plastic manufacturing company, slid 25 points to 72 during the period. The company's difficulty in passing along rising raw material costs, namely oil-based resins, is a challenge facing the entire industry.

Investments that contributed meaningfully to performance during the six-month period included Telewest Communications Plc, Highland Legacy Ltd. and High Voltage Engineering Corporation (HVE). The Portfolio received 342,000 shares of U.K. cable company Telewest Communications in July 2004 via a financial restructuring. We sold the stock after the share price increased from $17.79 to $19.32, based on the prospect for a merger with another U.K. cable company, NTL.

In terms of Highland Legacy, we had a $4 million investment in the subordinated tranche of this collateralized bond obligation, which was formed in 1999. This position's price, which was just 22.8 in July 2003, rallied from 81 to 99 during the six-month reporting period. The tranche continues to climb in value, reflecting the positive impact of the high yield market rally on the portfolio's valuation as well as the expiration of various ill-advised floating-for-fixed swap contracts which were overlaid on the portfolio.

Finally, the Portfolio's 187,000 shares of common equity in HVE rallied from $1.50 per share to $9.04 per share during the period. The price of this equity, received in an earlier restructuring of the company, had collapsed last year as the company faced daunting liquidity issues arising from overextended working capital positions. Since then, the company's principal division, Robicon, was sold to Siemens AG at a surprisingly strong multiple. This has propelled the stock upward.


What changes were made to the Portfolio during the period?

We continued to increase the Portfolio's exposure to floating rate notes during the period, culminating in a 50% fixed rate/50% floating rate composition at period-end. A primary concern has been the potential for a negative price impact on the Portfolio's net asset value if long-term interest rates were to rise. Long-term interest rates actually declined during the period (with the 10-year Treasury yield falling from 4.38% on February 28, 2005, to 4.02% at August 31, 2005), and the Portfolio paid the cost for our defensive shift in the form of foregone interest. That cost, however, has been reduced as the underlying LIBOR base for the floating rate investments has risen in lockstep with the federal funds rate increases. At August 31, 2005, the three-month LIBOR was 3.87%, compared to 2.92% at February 28, 2005, and it should continue to rise with future Federal Reserve Board (the Fed) interest rate increases. Since June 2004, the Fed has increased the target short-term interest rate 11 consecutive times, from 1% to 3.75% as of September 20, 2005.


How would you characterize the Portfolio's position at the close of the period?

Going forward, we plan to continue to maintain the Portfolio's 50% fixed rate/50% floating rate composition, relying on floating rate notes as opposed to bank loans, where we have seen further spread compression. Our investment approach will continue to be credit-driven, with the aim of maintaining a well-diversified investment portfolio. We also intend to maintain our use of leverage within a target range of 25% - 30%.


Kevin J. Booth
Vice President and Portfolio Manager


September 20, 2005



SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



Portfolio Information


As of August 31, 2005


                                                       Percent of
Ten Largest Holdings                                   Net Assets

Wellman, Inc. First Lien Term Loan, 7.71%
   due 2/10/2009                                           2.4%
PolyOne Corp., 10.625% due 5/15/2010                       2.4
Charter Communications Operating LLC
   Tranche B Term Loan, 6.83% - 6.93%
   due 4/07/2011                                           2.3
Bowater, Inc., 6.87% due 3/15/2010                         2.2
Advanced Accessory Systems LLC, 10.75%
   due 6/15/2011                                           2.0
Felcor Lodging LP, 7.78% due 6/01/2011                     1.8
CCM Merger, Inc., 8% due 8/01/2013                         1.8
US Can Corp., 10.875% due 7/15/2010                        1.7
Rainbow National Services LLC, 8.75%
   due 9/01/2012                                           1.7
Omnova Solutions, Inc., 11.25% due 6/01/2010               1.7



                                                       Percent of
Five Largest Industries                                Net Assets

Chemicals                                                 19.2%
Cable--U.S.                                               15.9
Paper                                                     10.5
Service                                                    8.5
Manufacturing                                              8.3

   For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.


                                                       Percent of
                                                         Total
Quality Ratings by S&P/Moody's                        Investments

BB/Ba                                                     17.1%
B/B                                                       71.1
CCC/Caa                                                    8.2
CC/Ca                                                      0.3
D                                                          0.9
NR (Not Rated)                                             1.9
Other*                                                     0.5

 * Includes portfolio holdings in common stocks, preferred stocks, warrants, other interests and short-term investments.



Officers and Directors


Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kevin J. Booth, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
The Bank of New York
101 Barclay Street - 11 East
New York, NY 10286


NYSE Symbol
ARK



SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



Schedule of Investments                                       (in U.S. dollars)

          Face
        Amount  Corporate Bonds                                        Value

Aerospace & Defense--1.3%

  $  4,510,000  Vought Aircraft Industries, Inc., 8%
                    due 7/15/2011                                $    4,442,350

Automotive--3.9%

     7,550,000  Advanced Accessory Systems LLC,10.75%
                    due 6/15/2011                                     6,606,250
     2,175,000  Cooper-Standard Automotive, Inc., 8.375%
                    due 12/15/2014                                    1,979,250
     1,350,000  Delco Remy International, Inc., 7.599%
                    due 4/15/2009 (f)                                 1,336,500
     2,575,000  Exide Technologies, 10.50% due 3/15/2013 (i)          1,982,750
     1,175,000  Metaldyne Corp., 11% due 6/15/2012                      904,750
       475,000  Tenneco Automotive, Inc. Series B,10.25%
                    due 7/15/2013                                       539,125
                Venture Holdings Co. LLC (c):
       700,000          12% due 6/01/2009                                     0
     3,325,000          Series B, 9.50% due 7/01/2005                     4,156
                                                                 --------------
                                                                     13,352,781

Broadcasting--1.3%

     1,525,000  Emmis Communications Corp., 9.745%
                    due 6/15/2012 (f)                                 1,544,063
     3,000,000  Granite Broadcasting Corp., 9.75%
                    due 12/01/2010                                    2,831,250
                                                                 --------------
                                                                      4,375,313

Cable--International--0.1%

       350,000  NTL Cable Plc, 8.75% due 4/15/2014                      369,250

Cable--U.S.--8.7%

     1,800,000  CSC Holdings, Inc., 7.25% due 7/15/2008               1,820,250
     2,275,000  Cablevision Systems Corp. Series B, 7.88%
                    due 4/01/2009 (f)                                 2,348,938
                Charter Communications Holdings LLC:
     1,750,000          10% due 4/01/2009                             1,498,438
     1,000,000          11.75% due 1/15/2010                            850,000
     2,000,000          11.125% due 1/15/2011                         1,535,000
     1,500,000          9.92% due 4/01/2011                           1,125,000
     1,000,000          10% due 5/15/2011                               747,500
                Intelsat Bermuda Ltd. (i):
     1,925,000          8.695% due 1/15/2012 (f)                      1,958,687
     1,675,000          8.25% due 1/15/2013                           1,704,313
     2,400,000          8.625% due 1/15/2015                          2,490,000
     1,400,000  Mediacom Broadband LLC, 11% due 7/15/2013             1,527,750
     1,875,000  Mediacom LLC, 9.50% due 1/15/2013                     1,907,812
                New Skies Satellites NV:
     1,550,000          8.539% due 11/01/2011 (f)                     1,608,125
     2,450,000          9.125% due 11/01/2012                         2,541,875
     5,250,000  Rainbow National Services LLC, 8.75%
                    due 9/01/2012                                     5,715,938
                                                                 --------------
                                                                     29,379,626


          Face
        Amount  Corporate Bonds                                        Value

Chemicals--12.5%

  $  1,350,000  ArCo Chemical Co., 9.80% due 2/01/2020           $    1,525,500
       555,000  BCP Caylux Holdings Luxembourg SCA,
                    9.625% due 6/15/2014                                629,231
     2,250,000  Compass Minerals International, Inc. Series B,
                    12% due 6/01/2013 (g)                             1,923,750
     4,382,000  GEO Specialty Chemicals, Inc.,12.016%
                    due 12/31/2009 (h)                                4,601,100
                Huntsman International, LLC:
     1,000,000          9.875% due 3/01/2009                          1,065,000
     1,219,000          10.125% due 7/01/2009                         1,255,570
     1,750,000  ISP Holdings, Inc. Series B,10.625%
                    due 12/15/2009                                    1,855,000
     3,000,000  Invista B.V., 9.25% due 5/01/2012 (i)                 3,300,000
     2,500,000  Koppers, Inc., 9.875% due 10/15/2013                  2,775,000
     1,650,000  Lyondell Chemical Co.,11.125%
                    due 7/15/2012                                     1,876,875
     1,200,000  Millennium America, Inc., 7.625%
                    due 11/15/2026                                    1,128,000
     5,350,000  Omnova Solutions, Inc.,11.25%
                    due 6/01/2010                                     5,697,750
     7,475,000  PolyOne Corp.,10.625% due 5/15/2010                   8,026,281
                Rockwood Specialties Group, Inc.:
     1,825,000          10.625% due 5/15/2011                         2,007,500
       250,000          7.50% due 11/15/2014 (i)                        255,000
                Terra Capital, Inc.:
     2,500,000          12.875% due 10/15/2008                        2,950,000
       832,000          11.50% due 6/01/2010                            952,640
       361,000  United Agri Products, Inc., 8.25%
                    due 12/15/2011                                      382,660
                                                                 --------------
                                                                     42,206,857

Consumer--Durables--1.3%

     4,450,000  Simmons Co., 7.875% due 1/15/2014                     4,272,000

Consumer--Non-Durables--3.1%

     1,675,000  Chattem, Inc., 6.87% due 3/01/2010 (f)                1,687,562
     1,000,000  General Binding Corp., 9.375%
                    due 6/01/2008                                     1,017,500
     2,725,000  Hines Nurseries, Inc.,10.25%
                    due 10/01/2011                                    2,799,937
     2,125,000  North Atlantic Trading Co., 9.25%
                    due 3/01/2012                                     1,567,188
     3,525,000  Quiksilver, Inc., 6.875% due 4/15/2015 (i)            3,520,594
                                                                 --------------
                                                                     10,592,781

Diversified Media--0.9%

       325,000  Houghton Mifflin Co., 9.875% due 2/01/2013              351,000
                Universal City Florida Holding Co. I:
       175,000          8.375% due 5/01/2010                            184,188
     2,450,000          8.443% due 5/01/2010 (f)                      2,566,375
                                                                 --------------
                                                                      3,101,563



SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


          Face
        Amount  Corporate Bonds                                        Value

Energy--Other--2.4%

  $  1,000,000  Dresser, Inc., 9.375% due 4/15/2011              $    1,055,000
     1,100,000  Dresser-Rand Group, Inc., 7.375%
                    due 11/01/2014                                    1,138,500
     2,536,000  Giant Industries, Inc., 11% due 5/15/2012             2,865,680
     3,350,000  Star Gas Partners LP, 10.25% due 2/15/2013            2,981,500
                                                                 --------------
                                                                      8,040,680

Financial--3.0%

     4,000,000  Highland Legacy Ltd., 9.943%
                    due 6/01/2011 (f)(i)                              3,999,600
       500,000  Investcorp SA, 7.54% due 10/21/2008                     506,727
     1,000,000  Pennant CBO Ltd.,13.43% due 3/14/2011                   770,000
     3,925,000  Refco Finance Holdings LLC, 9%
                    due 8/01/2012                                     4,278,250
                SKM-LibertyView CBO Ltd. Series 1A (c)(i)(l):
     1,500,000          Class C1, 8.71% due 4/10/2011                   525,000
     1,000,000          Class D, 11.91% due 4/10/2011                    15,000
                                                                 --------------
                                                                     10,094,577

Food & Drug--0.2%

       850,000  Duane Reade, Inc., 7.91% due 12/15/2010 (f)             820,250

Food & Tobacco--2.3%

                Commonwealth Brands, Inc. (i):
     2,250,000          9.75% due 4/15/2008                           2,373,750
     2,825,000          10.625% due 9/01/2008                         2,980,375
       641,000  Dole Food Co., Inc., 8.875% due 3/15/2011               682,665
     1,442,000  Gold Kist Inc., 10.25% due 3/15/2014                  1,640,275
                                                                 --------------
                                                                      7,677,065

Gaming--2.9%

     5,925,000  CCM Merger, Inc., 8% due 8/01/2013 (i)                6,043,500
     2,000,000  Jacobs Entertainment, Inc., 11.875%
                    due 2/01/2009                                     2,145,000
       925,000  Majestic Star Casino LLC, 9.50%
                    due 10/15/2010                                      931,938
       675,000  Penn National Gaming, Inc., 6.75%
                    due 3/01/2015                                       668,250
                                                                 --------------
                                                                      9,788,688

Health Care--2.6%

     3,000,000  CDRV Investors, Inc., 9.75% due 1/01/2015 (g)         1,740,000
                Elan Finance Plc (i):
     1,650,000          7.75% due 11/15/2011                          1,452,000
     2,325,000          7.79% due 11/15/2011 (f)                      2,057,625
     3,000,000  Tenet Healthcare Corp., 7.375%
                    due 2/01/2013                                     2,925,000
       700,000  VWR International, Inc., 8% due 4/15/2014               694,750
                                                                 --------------
                                                                      8,869,375


          Face
        Amount  Corporate Bonds                                        Value

Housing--2.5%

  $    500,000  Compression Polymers Corp.,10.50%
                    due 7/01/2013 (i)                            $      505,000
       226,860  Formica Holdings Corp., 8.76%
                    due 6/10/2011                                       215,517
                Goodman Global Holding Co., Inc. (i):
     2,555,000          6.41% due 6/15/2012 (f)                       2,542,225
     4,750,000          7.875% due 12/15/2012                         4,488,750
       700,000  US Concrete, Inc., 8.375% due 4/01/2014                 700,000
                                                                 --------------
                                                                      8,451,492

Information Technology--4.7%

     3,800,000  Amkor Technology, Inc., 9.25% due 2/15/2008           3,572,000
     2,450,000  Freescale Semiconductor, Inc., 6.349%
                    due 7/15/2009 (f)                                 2,529,625
     1,375,000  MagnaChip Semiconductor SA, 7.12%
                    due 12/15/2011 (f)                                1,381,875
     5,250,000  Solar Capital Corp., 9.125% due 8/15/2013 (i)         5,512,500
     1,750,000  Sungard Data Systems, Inc., 8.525%
                    due 8/15/2013 (f)(i)                              1,811,250
     1,075,000  Telcordia Technologies Inc.,10%
                    due 3/15/2013 (i)                                 1,021,250
                                                                 --------------
                                                                     15,828,500

Leisure--2.4%

     6,000,000  Felcor Lodging LP, 7.78% due 6/01/2011 (f)            6,255,000
        91,000  Host Marriott Corp. Series B, 7.875%
                    due 8/01/2008                                        92,251
     2,000,000  True Temper Sports, Inc., 8.375%
                    due 9/15/2011                                     1,940,000
                                                                 --------------
                                                                      8,287,251

Manufacturing--5.1%

       275,000  Aearo Co., 8.25% due 4/15/2012                          277,062
     1,750,000  Columbus McKinnon Corp., 8.875%
                    due 11/01/2013 (i)                                1,771,875
     3,000,000  Communications & Power Industries, Inc.,
                    8% due 2/01/2012                                  3,097,500
     2,250,000  EaglePicher Inc., 9.75% due 9/01/2013 (c)             1,687,500
     2,825,000  Invensys Plc, 9.875% due 3/15/2011 (i)                2,839,125
                Mueller Group, Inc.:
     2,250,000          7.96% due 11/01/2011 (f)                      2,314,688
     3,000,000          10% due 5/01/2012                             3,213,750
       300,000  NMHG Holding Co.,10% due 5/15/2009                      321,000
             1  NSP Holdings LLC, 11.75% due 1/01/2012 (k)                    1
     2,000,000  Propex Fabrics, Inc., 10% due 12/01/2012              1,930,000
                                                                 --------------
                                                                     17,452,501

Metal--Other--1.3%

       500,000  Aleris International, Inc., 9%
                    due 11/15/2014                                      527,500
     3,500,000  James River Coal Co., 9.375%
                    due 6/01/2012                                     3,701,250
                                                                 --------------
                                                                      4,228,750



SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


          Face
        Amount  Corporate Bonds                                        Value

Packaging--5.7%

  $  6,200,000  Anchor Glass Container Corp.,11%
                    due 2/15/2013 (c)                            $    4,154,000
     1,900,000  Consolidated Container Co. LLC, 10.75%
                    due 6/15/2009 (g)                                 1,577,000
     2,300,000  Crown European Holdings SA, 9.50%
                    due 3/01/2011                                     2,535,750
     3,300,000  Pliant Corp., 13% due 6/01/2010                       2,376,000
                Tekni-Plex, Inc. (i):
       500,000          10.875% due 8/15/2012                           543,750
       650,000          8.75% due 11/15/2013                            568,750
     5,550,000  US Can Corp.,10.875% due 7/15/2010                    5,827,500
     2,250,000  Wise Metals Group LLC,10.25%
                    due 5/15/2012                                     1,850,625
                                                                 --------------
                                                                     19,433,375

Paper--10.5%

     3,275,000  Abitibi-Consolidated, Inc., 7.37%
                    due 6/15/2011 (f)                                 3,275,000
     2,975,000  Ainsworth Lumber Co. Ltd., 7.24%
                    due 10/01/2010 (f)                                2,945,250
                Boise Cascade LLC:
     1,100,000          6.474% due 10/15/2012 (f)                     1,108,250
       350,000          7.125% due 10/15/2014                           340,375
     7,475,000  Bowater, Inc., 6.87% due 3/15/2010 (f)                7,549,750
     1,775,000  Domtar, Inc., 7.125% due 8/15/2015                    1,769,648
     4,325,000  Georgia-Pacific Corp., 9.375% due 2/01/2013           4,833,187
       625,000  Graphic Packaging International Corp., 9.50%
                    due 8/15/2013                                       640,625
                JSG Funding Plc:
     3,000,000          9.625% due 10/01/2012                         3,067,500
     3,150,000          7.75% due 4/01/2015                           2,772,000
     5,175,000  NewPage Corp., 9.943% due 5/01/2012 (f)(i)            5,149,125
       800,000  Smurfit-Stone Container Enterprises, Inc.,
                    8.375% due 7/01/2012                                796,000
     1,725,000  Tembec Industries, Inc., 8.625% due 6/30/2009         1,388,625
                                                                 --------------
                                                                     35,635,335

Service--6.2%

     2,700,000  Ahern Rentals, Inc., 9.25% due 8/15/2013 (i)          2,760,750
                Allied Waste North America, Inc.:
       720,000          7.875% due 4/15/2013                            741,600
     3,125,000          Series B, 7.375% due 4/15/2014                2,937,500
     4,000,000  HydroChem Industrial Services, Inc., 9.25%
                    due 2/15/2013 (i)                                 3,920,000
     3,000,000  MSW Energy Holdings LLC, 8.50%
                    due 9/01/2010                                     3,225,000
     2,000,000  Neff Rental LLC,11.25% due 6/15/2012 (i)              2,130,000
     5,450,000  United Rentals North America, Inc., 7.75%
                    due 11/15/2013 (i)                                5,327,375
                                                                 --------------
                                                                     21,042,225


          Face
        Amount  Corporate Bonds                                        Value

Telecommunications--4.1%

  $  2,045,000  Cincinnati Bell, Inc., 8.375% due 1/15/2014      $    2,065,450
     4,000,000  Qwest Communications International, Inc.,
                    7.29% due 2/15/2009 (f)                           3,980,000
     1,025,000  Qwest Corp., 7.12% due 6/15/2013 (f)(i)               1,073,688
                Time Warner Telecom Holdings, Inc.:
     3,500,000          7.79% due 2/15/2011 (f)                       3,587,500
     2,000,000          9.25% due 2/15/2014                           2,030,000
     1,276,000  Time Warner Telecom, Inc., 9.75%
                    due 7/15/2008                                     1,295,140
                                                                 --------------
                                                                     14,031,778

Transportation--0.5%

     1,500,000  Progress Rail Services Corp., 7.75%
                    due 4/01/2012 (i)                                 1,524,375

Utility--2.8%

     2,900,000  Mission Energy Holding Co.,13.50%
                    due 7/15/2008                                     3,451,000
     2,000,000  Northwest Pipeline Corp., 6.625%
                    due 12/01/2007                                    2,060,000
     2,750,000  Sierra Pacific Resources, 8.625%
                    due 3/15/2014                                     3,038,750
       725,000  Williams Cos., Inc., 8.625% due 6/01/2010               783,906
                                                                 --------------
                                                                      9,333,656

Wireless Communications--2.3%

       355,000  American Tower Corp., 9.375% due 2/01/2009              372,306
     1,550,000  Digicel Ltd., 9.25% due 9/01/2012 (i)                 1,619,750
                Dobson Cellular Systems:
     1,000,000          8.375% due 11/01/2011                         1,060,000
     2,200,000          8.443% due 11/01/2011 (f)                     2,288,000
       500,000  Horizon PCS, Inc.,11.375% due 7/15/2012                 580,000
     1,000,000  Rural Cellular Corp., 8.37% due 3/15/2010 (f)         1,035,000
       800,000  US Unwired, Inc., 7.66% due 6/15/2010 (f)               832,000
                                                                 --------------
                                                                      7,787,056

                Total Corporate Bonds
                (Cost--$325,407,365)--94.6%                         320,419,450



                Floating Rate Loan Interests (a)

Automotive--1.0%

     1,997,484  Metaldyne Corp. Term Loan D, 8.016%
                    due 12/31/2009                                    1,989,371
                Tenneco Automotive, Inc.:
     1,092,618          Term Loan B, 6.08% due 12/12/2010             1,111,739
       479,968          Tranche B-1 Credit Linked Deposit, 5.76%
                        due 12/12/2010                                  488,367
                                                                 --------------
                                                                      3,589,477

Cable--International--0.3%

                Telewest Communications Networks Ltd.:
       566,667          Term Loan B, 7.17% due 11/30/2012               566,301
       433,333          Term Loan C, 7.67% due 11/30/2013               435,404
                                                                 --------------
                                                                      1,001,705



SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


          Face
        Amount  Floating Rate Loan Interests (a)                       Value

Cable--U.S.--7.2%

                Century Cable Holdings, LLC:
  $  3,000,000          Discretionary Term Loan, 8.50%
                        due 12/31/2009                           $    2,981,625
     5,000,000          Term Loan B, 8.50% due 6/30/2009              4,971,875
     7,910,166  Charter Communications Operating LLC
                    Tranche B Term Loan, 6.83% - 6.93%
                    due 4/07/2011                                     7,945,833
     3,940,000  Insight Midwest Holdings LLC Term Loan C,
                    5.625% due 12/31/2009                             3,998,363
       496,869  New Skies Satellites, BV Term Loan, 5.875%
                    due 5/04/2011                                       503,923
     4,000,000  Olympus Cable Holdings LLC Term Loan B,
                    8.50% due 9/30/2010                               3,978,216
                                                                 --------------
                                                                     24,379,835

Chemicals--6.3%

     2,595,770  Celanese Holdings LLC Term Loan B, 5.74%
                    due 4/06/2011                                     2,646,063
     1,700,000  Huntsman International LLC Term Loan B,
                    5.323% due 8/12/2012                              1,724,970
                Kosa, New Tranche:
     1,682,206          B-1 Term Loan, 5.75% due 4/29/2011            1,710,593
       729,853          B-2 Term Loan, 5.75% due 4/29/2011              742,169
       758,229  Pinnacle Polymers Term Loan, 6.109%
                    due 12/15/2006                                      768,926
     3,733,333  Polymer Group, Inc. First Lien Term Loan, 6.73%
                    due 4/01/2010                                     3,806,443
     1,592,000  Rockwood Specialties Group, Inc., Tranche B
                    Term Loan, 5.93% due 12/10/2012                   1,621,519
     8,000,000  Wellman, Inc. First Lien Term Loan, 7.71%
                    due 2/10/2009                                     8,163,336
                                                                 --------------
                                                                     21,184,019

Consumer--Durables--0.9%

     3,000,000  Simmons Co. Term Loan, 7% due 6/19/2012               3,046,251

Consumer--Non-Durables--2.4%

     4,975,000  American Safety Razor Co. Tranche B Term Loan,
                    6.61% due 2/28/2012                               5,037,188
     1,500,000  Culligan International Co. Term Loan, 6.071%
                    due 9/30/2011                                     1,523,438
     1,477,500  Solo Cup Co. Term Loan, 5.49% - 5.86%
                    due 2/27/2011                                     1,495,045
                                                                 --------------
                                                                      8,055,671

Energy--Exploration & Production--1.0%

                Quest Cherokee LLC:
       222,222          Line of Credit, 8.325% due 12/31/2008           222,222
     1,500,000          Revolving Credit, 8.25% due 7/22/2009         1,451,250
     1,764,444          Term Loan B, 8.61% - 10.25%
                        due 7/22/2010                                 1,764,444
                                                                 --------------
                                                                      3,437,916


          Face
        Amount  Floating Rate Loan Interests (a)                       Value

Energy--Other--2.5%

                Dresser, Inc.:
  $    718,038          Term Loan C, 5.99% due 4/10/2009         $      725,816
     1,250,000          Term Loan Unsecured, 6.91%
                        due 3/01/2010                                 1,271,875
     1,000,000  EPCO Holdings, Inc. Term Loan B, 5.84%
                    due 8/18/2010                                     1,017,656
                Regency Gas Services LLC:
     1,500,000          Second Lien Term Loan, 9.49%
                        due 12/01/2010                                1,507,500
     3,482,500          Term Loan, 6.24% - 6.33%
                        due 6/01/2010                                 3,499,912
       416,667          Term Loan B, 6.33% due 6/01/2010                421,875
                                                                 --------------
                                                                      8,444,634

Food & Tobacco--1.0%

     1,718,000  Dr Pepper/Seven Up Bottling Group, Inc.
                    Term Loan B, 5.339% - 5.609%
                    due 12/19/2010                                    1,745,058
     1,721,667  Pierre Foods, Inc. Term Loan B, 5.69%
                     due 6/30/2010                                    1,748,567
                                                                 --------------
                                                                      3,493,625

Health Care--2.0%

     1,380,682  Colgate Medical Term Loan B,
                    5.48% - 5.49% due 12/15/2008                      1,395,352
     1,699,576  Medpointe Healthcare Inc. Tranche B Term Loan,
                    8.99% due 9/30/2008                               1,720,821
     3,661,334  VWR International, Inc., Tranche B Term Loan,
                 6.14% due 4/07/2011                                  3,716,254
                                                                 --------------
                                                                      6,832,427

Housing--3.2%

     2,289,104  General Growth Properties, Inc. Term Loan B,
                    5.67% due 11/12/2008                              2,318,766
     2,490,033  Headwaters, Inc. First Lien Term Loan,
                    5.87% - 7.75% due 4/30/2011                       2,525,309
     1,959,940  LNR Property Corp. Tranche B Term Loan,
                    6.53% - 6.71% due 2/03/2008                       1,981,464
     4,000,000  Stile U.S. Acquisition Corp. Bridge Loan, 9.384%
                    due 4/06/2015                                     4,000,000
                                                                 --------------
                                                                     10,825,539

Information Technology--1.0%

     1,770,000  Fidelity National Information Solutions, Inc.
                    Term Loan B, 5.10% due 3/09/2013                  1,774,425
     1,683,281  Telcordia Technologies, Inc. Term Loan,
                    6.51% - 6.61% due 9/15/2012                       1,683,281
                                                                 --------------
                                                                      3,457,706



SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



Schedule of Investments (continued)                           (in U.S. dollars)


          Face
        Amount  Floating Rate Loan Interests (a)                       Value

Manufacturing--3.2%

  $  3,057,865  EaglePicher Holdings, Inc. Tranche B Term Loan,
                    10% due 8/07/2009 (c)                        $    3,038,753
     4,119,342  Invensys International Holdings Ltd. First Lien
                    Term Loan, 6.881% due 9/04/2009                   4,175,983
     3,491,250  Metokote Corp. Second Lien Term Loan,
                    6.49% - 6.68% due 11/27/2011                      3,513,070
                                                                 --------------
                                                                     10,727,806

Metal--Other--1.2%

                Euramax International Plc.:
     2,000,000          Tranche 3 Term Loan B, 6.125%
                        due 6/29/2012                                 2,015,416
     2,000,000          Tranche 4 Second Lien Term Loan, 10.55%
                        due 6/29/2013                                 2,030,000
                                                                 --------------
                                                                      4,045,416

Packaging--1.1%

     3,534,686  Owens-Illinois Group, Inc. French Tranche C-1,
                    5.45% due 4/01/2008                               3,572,242

Retail--1.0%

     3,000,000  American Reprographics Co. LLC Second Lien
                    Term Loan, 10.235% due 12/18/2009                 3,120,000
       305,240  General Nutrition Centers, Inc. Tranche B
                    Term Loan, 6.51% - 6.67% due 12/05/2009             309,056
                                                                 --------------
                                                                      3,429,056

Service--2.3%

                Allied Waste North America, Inc.:
     1,239,159          Term Loan, 5.37% - 5.67%
                        due 1/15/2012                                 1,251,692
       472,973          Tranche A Credit Linked Deposit, 5.34%
                        due 1/15/2012                                   477,801
                United Rentals, Inc.:
     1,645,833          Initial Term Loan, 5.92% due 2/14/2011        1,665,378
       333,333          Tranche B Credit Linked Deposit, 5.59%
                        due 2/14/2011                                   337,292
     3,950,000  Waste Services, Inc. Tranche B Term Loan,
                    8.02% - 8.53% due 3/31/2011                       4,019,125
                                                                 --------------
                                                                      7,751,288

Utility--2.0%

     3,920,000  Calpine Corp. Second Lien Term Loan, 9.349%
                    due 7/15/2007                                     3,208,520
     1,700,000  Covanta Energy Corp. Second Lien Term Loan,
                    8.96% - 9.141% due 6/24/2013                      1,712,750
                El Paso Corp.:
       750,000          Deposit Account, 2.77% due 11/23/2009           760,052
     1,235,000          Term Loan, 6.438% due 11/23/2009              1,254,897
                                                                 --------------
                                                                      6,936,219

Wireless Communications--0.9%

     2,955,000  Centennial Cellular Operating Co. Term Loan,
                5.63 - 6.11% due 2/09/2011                            3,005,658

                Total Floating Rate Loan Interests
                (Cost--$136,644,844)--40.5%                         137,216,490



        Shares
          Held  Common Stocks                                             Value

Chemicals--0.4%

       142,466  GEO Specialty Chemicals, Inc. (e)                $    1,210,961

Leisure--0.1%

        41,866  Lodgian, Inc. (e)                                       438,337

Telecommunications--0.1%

        32,057  IDT Corp. Class B (e)                                   424,114

                Total Common Stocks
                (Cost--$3,488,548)--0.6%                              2,073,412



                Preferred Stocks

Cable--U.S.--0.0%

         2,500  Adelphia Communications Corp. Series B, 13% (e)             500

                Total Preferred Stocks
                (Cost--$225,000)--0.0%                                      500



                Warrants (j)

Paper--0.0%

         3,500  MDP Acquisitions Plc (expires 10/01/2013)                17,500

Wireless Communications--0.1%

           600  American Tower Corp. (expires 8/01/2008)                202,296

                Total Warrants
                (Cost--$39,036)--0.1%                                   219,796



    Beneficial
      Interest  Other Interests (d)

Automotive--0.0%

  $  4,130,972  Cambridge Industries, Inc.
                    (Litigation Trust Certificates)                      41,310

Health Care--0.0%

        10,284  MEDIQ Inc. (Preferred Stock Escrow
                    due 2/01/2006)                                            0

                Total Other Interests (Cost--$0)--0.0%                   41,310



                Short-Term Securities

  $    176,748  Merrill Lynch Liquidity Series, LLC
                    Cash Sweep Series I (b)                             176,748

                Total Short-Term Securities
                (Cost--$176,748)--0.1%                                  176,748

Total Investments (Cost--$465,981,541*)--135.9%                     460,147,706
Liabilities in Excess of Other Assets--(35.9%)                    (121,591,904)
                                                                 --------------
Net Assets--100.0%                                               $  338,555,802
                                                                 ==============



SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



Schedule of Investments (concluded)                           (in U.S. dollars)


  * The cost and unrealized appreciation (depreciation) of investments as of August 31, 2005, as computed for federal income tax purposes, were as follows:

    Aggregate cost                                 $    465,607,285
                                                   ================
    Gross unrealized appreciation                  $     13,671,735
    Gross unrealized depreciation                      (19,131,314)
                                                   ----------------
    Net unrealized depreciation                    $    (5,459,579)
                                                   ================

(a) Floating rate loan interests in which the Fund invests generally pays interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. The base lending rates are generally
    (i) the lending rate offered by one or more major European banks, such as London InterBank Offered Rate ("LIBOR"), (ii) the prime rate offered by one or more major U.S banks, or (iii) the certificate of deposit rate.

(b) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

                                                  Net          Interest
    Affiliate                                   Activity         Income

    Merrill Lynch Liquidity Series, LLC
       Cash Sweep Series I                    $(4,166,706)      $17,754


(c) Non-income producing security; issuer filed for bankruptcy or is in default of interest payments.

(d) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(e) Non-income producing security.

(f) Floating rate note.

(g) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

(h) Convertible security.

(i) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(j) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(k) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.

(l) Mortgage-Backed Securities are subject to principle paydowns as a result of pre-payments or refinancing of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.


    For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

    See Notes to Financial Statements.



SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005


Statement of Assets, Liabilities and Capital

As of August 31, 2005
Assets

       Investments in unaffiliated securities, at value (identified cost--$465,804,793)                           $   459,970,958
       Investments in affiliated securities, at value (identified cost--$176,748)                                         176,748
       Cash                                                                                                                19,277
       Unfunded loan commitment                                                                                            25,216
       Receivables:
           Interest (including $3,298 from affiliates)                                         $     7,427,655
           Commitment fees                                                                               2,995          7,430,650
                                                                                               ---------------
       Prepaid expenses                                                                                                     3,328
                                                                                                                  ---------------
       Total assets                                                                                                   467,626,177
                                                                                                                  ---------------

Liabilities

       Loans                                                                                                          127,000,000
       Deferred income                                                                                                     18,973
       Payables:
           Securities purchased                                                                      1,750,000
           Investment adviser                                                                          151,632
           Interest on loans                                                                            92,244
           Other affiliates                                                                              2,954          1,996,830
                                                                                               ---------------
       Accrued expenses                                                                                                    54,572
                                                                                                                  ---------------
       Total liabilities                                                                                              129,070,375
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   338,555,802
                                                                                                                  ===============

Capital

       Common Stock, par value $.10 per share; 200,000,000 shares authorized
       (55,834,828 shares issued and outstanding)                                                                 $     5,583,483
       Paid-in capital in excess of par                                                                               492,728,798
       Undistributed investment income--net                                                    $     2,907,220
       Accumulated realized capital losses--net                                                  (156,855,080)
       Unrealized depreciation--net                                                                (5,808,619)
                                                                                               ---------------
       Total accumulated losses--net                                                                                (159,756,479)
                                                                                                                  ---------------
       Total capital--Equivalent to $6.06 net asset value per share of Common Stock
       (market price--$6.05)                                                                                      $   338,555,802
                                                                                                                  ===============

       See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005


Statement of Operations

For the Six Months Ended August 31, 2005
Investment Income

       Interest (including $17,754 from affiliates)                                                               $    19,113,343
       Facility and other fees                                                                                            101,847
                                                                                                                  ---------------
       Total income                                                                                                    19,215,190
                                                                                                                  ---------------

Expenses

       Loan interest expense                                                                   $     2,163,271
       Investment advisory fees                                                                      1,172,182
       Borrowing costs                                                                                  95,013
       Accounting services                                                                              61,562
       Professional fees                                                                                46,486
       Transfer agent fees                                                                              37,817
       Printing and shareholder reports                                                                 22,702
       Directors' fees and expenses                                                                     21,789
       Listing fees                                                                                     19,884
       Custodian fees                                                                                   17,000
       Pricing services                                                                                 10,066
       Other                                                                                            11,442
                                                                                               ---------------
       Total expenses                                                                                                   3,679,214
                                                                                                                  ---------------
       Investment income--net                                                                                          15,535,976
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized loss on investments--net                                                                                (996,404)
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                       (10,640,001)
           Unfunded corporate loans--net                                                                18,013       (10,621,988)
                                                                                               ---------------    ---------------
       Total realized and unrealized loss--net                                                                       (11,618,392)
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     3,917,584
                                                                                                                  ===============

       See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005


Statements of Changes in Net Assets
                                                                                                  For the Six          For the
                                                                                                  Months Ended        Year Ended
                                                                                                   August 31,        February 28,
Increase (Decrease) in Net Assets:                                                                    2005               2005
Operations

       Investment income--net                                                                  $    15,535,976    $    31,730,444
       Realized gain (loss)--net                                                                     (996,404)          2,619,920
       Change in unrealized appreciation/depreciation--net                                        (10,621,988)          5,910,284
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          3,917,584         40,260,648
                                                                                               ---------------    ---------------

Dividends to Shareholders

       Dividends to shareholders from investment income--net                                      (15,723,259)       (30,760,697)
                                                                                               ---------------    ---------------

Capital Share Transactions

       Value of shares issued to Common Stock shareholders in reinvestment of dividends                570,566            341,044
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from capital share transactions                            570,566            341,044
                                                                                               ---------------    ---------------

Net Assets

       Total increase (decrease)in net assets                                                     (11,235,109)          9,840,995
       Beginning of period                                                                         349,790,911        339,949,916
                                                                                               ---------------    ---------------
       End of period*                                                                          $   338,555,802    $   349,790,911
                                                                                               ===============    ===============
         * Undistributed investment income--net                                                $     2,907,220    $     3,094,503
                                                                                               ===============    ===============

           See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005


Statement of Cash Flows

For the Six Months Ended August 31, 2005
Cash Provided by Operating Activities

       Net increase in net assets resulting from operations                                                       $     3,917,584
       Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
           Increase in receivables                                                                                      (186,514)
           Decrease in other liabilities                                                                                (298,417)
           Realized and unrealized loss--net                                                                           11,618,392
           Amortization of premium and discount--net                                                                    (643,775)
           Proceeds from sales and paydowns of long-term investments                                                  128,656,936
           Proceeds on other investment related transactions                                                              211,251
           Purchases of long-term investments                                                                       (111,973,712)
           Proceeds from sales of short-term investments--net                                                           4,166,706
                                                                                                                  ---------------
       Net cash provided by operating activities                                                                       35,468,451
                                                                                                                  ===============

Cash Used for Financing Activities

       Cash receipts from borrowings                                                                                  106,300,000
       Cash payments on borrowings                                                                                  (126,800,000)
       Dividends paid to shareholders                                                                                (15,348,001)
                                                                                                                  ---------------
       Net cash used for financing activities                                                                        (35,848,001)
                                                                                                                  ===============

Cash

       Net decrease in cash                                                                                             (379,550)
       Cash at beginning of period                                                                                        398,827
                                                                                                                  ---------------
       Cash at end of period                                                                                      $        19,277
                                                                                                                  ===============

Cash Flow Information

       Cash paid for interest                                                                                     $     2,117,013
                                                                                                                  ===============

Non-Cash Financing Activities

       Capital shares issued on reinvestment of dividends to shareholders                                         $       570,566
                                                                                                                  ===============

       See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005

Financial Highlights
                                                            For the Six      For the        For the
                                                            Months Ended    Year Ended     Year Ended      For the Year Ended
The following per share data and ratios have been derived    August 31,    February 28,   February 29,        February 28,
from information provided in the financial statements.          2005           2005           2004        2003           2002
Per Share Operating Performance

       Net asset value, beginning of period                $     6.28     $     6.10     $     4.82     $     5.40     $     6.63
                                                           ----------     ----------     ----------     ----------     ----------
       Investment income--net***                                  .28            .57            .62            .63            .70
       Realized and unrealized gain (loss)--net                 (.22)            .16           1.30          (.59)         (1.22)
                                                           ----------     ----------     ----------     ----------     ----------
       Total from investment operations                           .06            .73           1.92            .04          (.52)
                                                           ----------     ----------     ----------     ----------     ----------
       Less dividends from investment income--net               (.28)          (.55)          (.64)          (.62)          (.71)
                                                           ----------     ----------     ----------     ----------     ----------
       Net asset value, end of period                      $     6.06     $     6.28     $     6.10     $     4.82     $     5.40
                                                           ==========     ==========     ==========     ==========     ==========
       Market price per share, end of period               $     6.05     $     6.21     $     6.11     $     5.45     $     5.89
                                                           ==========     ==========     ==========     ==========     ==========

Total Investment Return**

       Based on net asset value per share                     1.15%++         12.88%         41.49%          1.18%        (8.03%)
                                                           ==========     ==========     ==========     ==========     ==========
       Based on market price per share                        2.12%++         11.44%         25.34%          4.88%           .16%
                                                           ==========     ==========     ==========     ==========     ==========

Ratios to Average Net Assets

       Expenses, excluding interest expense                     .89%*           .91%           .90%           .97%           .95%
                                                           ==========     ==========     ==========     ==========     ==========
       Expenses                                                2.17%*          1.69%          1.42%          1.78%          2.46%
                                                           ==========     ==========     ==========     ==========     ==========
       Investment income--net                                  9.15%*          9.28%         11.23%         12.75%         11.83%
                                                           ==========     ==========     ==========     ==========     ==========

Leverage

       Amount of borrowings, end of period
       (in thousands)                                      $  127,000     $  147,500     $  132,297     $  104,600     $  127,600
                                                           ==========     ==========     ==========     ==========     ==========
       Average amount of borrowings outstanding during
       the period (in thousands)                           $  128,245     $  137,934     $  112,037     $  110,348     $  128,203
                                                           ==========     ==========     ==========     ==========     ==========
       Average amount of borrowings outstanding per
       share during the period***                          $     2.30     $     2.48     $     2.02     $     2.02     $     2.37
                                                           ==========     ==========     ==========     ==========     ==========

Supplemental Data

       Net assets, end of period (in thousands)            $  338,556     $  349,791     $  339,950     $  265,423     $  293,988
                                                           ==========     ==========     ==========     ==========     ==========
       Portfolio turnover                                      23.85%         54.18%         63.78%         74.70%         47.93%
                                                           ==========     ==========     ==========     ==========     ==========

         * Annualized.

        ** Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

       *** Based on average shares outstanding.

        ++ Aggregate total investment return.

           See Notes to Financial Statements.


SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



Notes to Financial Statements


1. Significant Accounting Policies:
Senior High Income Portfolio, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol ARK.

(a) Corporate debt obligations--The Fund invests principally in senior debt obligations of companies, including floating rate loans made by banks and other financial institutions and both privately and publicly offered corporate bonds and notes. Because agents and intermediaries are primarily commercial banks or other financial institutions, the Fund's investment in floating rate loans could be considered concentrated in financial institutions.

(b) Valuation of investments--Floating rate loans are valued in accordance with guidelines established by the Fund's Board of Directors. Floating rate loans are valued at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. For the limited number of floating rate loans for which no reliable price quotes are available, such floating rate loans will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. If the pricing service does not provide a value for a floating rate loan, the Investment Adviser will value the floating rate loan at fair value, which is intended to approximate market value.

Securities that are held by the Fund that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions in securities traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions in securities traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market. When the Fund writes an option, the amount of the premium received is recorded on the books of the Fund as an asset and an equivalent liability. The amount of the liability is subsequently valued to reflect the current market value of the option written, based on the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased by the Fund are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterpaty. Other investments, including futures contracts and related options, are stated at market value. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Repurchase agreements will be valued at cost plus accrued interest. The Fund employs certain pricing services to provide securities prices for the Fund. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by the pricing services retained by the Fund, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors.



SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



Notes to Financial Statements (continued)


Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Board of Directors or by the Investment Adviser using a pricing service and/or procedures approved by the Board of Directors.

(c) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction is less than or exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

* Swaps--The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a pre-determined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



Notes to Financial Statements (continued)


(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The Fund may at times pay out less than the entire amount of net investment income earned in any particular period and may at times pay out such accumulated undistributed income in other periods to permit the Fund to maintain a more stable level of dividends.

(g) Securities lending--The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Fund typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding borrowings used for leverage.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, or its affiliates. Pursuant to that order, the Fund also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

For the six months ended August 31, 2005, the Fund reimbursed FAM $3,816 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, ML & Co., and/or MLIM, LLC.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended August 31, 2005 were $110,518,712 and $126,845,197, respectively.



SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



Notes to Financial Statements (concluded)


4. Capital Share Transaction:
The Fund is authorized to issue 200,000,000 shares of capital stock par value $.10, all of which are initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the six months ended August 31, 2005 and the year ended February 28, 2005 increased by 94,255 and 55,635, respectively, as a result of dividend reinvestment.


5. Unfunded Corporate Loans:
As of August 31, 2005, the Fund had unfunded loan commitments of approximately $4,083,000, which would be extended at the option of the borrower, pursuant to the following loan agreements:


                                                           Unfunded
                                                         Commitment
Borrower                                             (in thousands)

Key Energy                                                   $2,500
Quest Cherokee LLC                                           $1,000
Regency Gas Services LLC                                     $  583


6. Short-Term Borrowings:
On May 24, 2005, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citigroup North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $175,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 3.37% and the average borrowing was approximately $128,245,000 for the six months ended August 31, 2005.


7. Capital Loss Carryforward:
On February 28, 2005, the Fund had a net capital loss carryforward of $150,707,056, of which $4,282,847 expires in 2007, $12,755,214 expires in
2008, $25,658,795 expires in 2009, $54,958,583 expires in 2010, $30,706,546 expires in 2011 and $22,345,071 expires in 2012. This amount will be available to offset like amounts of any future taxable gains.


8. Distributions to Shareholders:
The Fund paid an ordinary income dividend in the amount of $.047000 per share on September 30, 2005 to shareholders of record on September 14, 2005.



Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



Disclosure of Investment Advisory Agreement


Activities of and Composition of the Board of Directors

All but one member of the Board of Directors is an independent director whose only affiliation with Fund Asset Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a director of the Fund and certain other funds advised by the Investment Adviser or its affiliates. The Chairman of the Board is also an independent director. New director nominees are chosen as nominees by a Nominating Committee comprised of independent directors. All independent directors also are members of the Board's Audit Committee and the independent directors meet in executive session at each in-person Board meeting. The Board and the Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal board meetings, and some of which are informational meetings. The independent counsel to the independent directors attends all in-person Board and Audit Committee meetings and other meetings at the independent directors' request.


Investment Advisory Agreement--Matters Considered by the Board

Every year, the Board considers approval of the Fund's investment advisory agreement (the "Investment Advisory Agreement"). The Board assesses the nature, scope and quality of the services provided to the Fund by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. The Board also receives and assesses information regarding the services provided to the Fund by certain unaffiliated service providers.

At various times throughout the year, the Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are:
(a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund, such as transfer agency fees; (b) Fund operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's investment objective, policies and restrictions, and its compliance with its Code of Ethics and the Investment Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

The Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be generally of high quality. The Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. The Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, the Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Board of Directors

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, the Board requested and received materials specifically relating to the Fund's Investment Advisory Agreement. These materials include
(a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) information comparing the Fund's market price with its net asset value per share; (c) a discussion by the Fund's portfolio management team of investment strategies used by the Fund during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to other clients, such as offshore funds under similar investment mandates and generally to institutional clients. The Board also considers other matters it deems important to the approval process such as services related to the valuation and pricing of Fund portfolio holdings, allocation of Fund brokerage fees (including the related benefits to the Investment Adviser of "soft dollars"), the Fund's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund.


Certain Specific Renewal Data

In connection with the most recent renewal of the Fund's Investment Advisory Agreement in August 2005, the independent directors' and Board's review included the following:



SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005



Services Provided by the Investment Adviser--The Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund.
The Board focused primarily on the Investment Adviser's investment advisory services and the Fund's investment performance, having concluded that the other services provided to the Fund by the Investment Adviser were satisfactory. The Board compared Fund performance - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While the Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board attached more importance to performance over relatively long periods of time, typically three to five years. The Fund's performance after fees and expenses ranked in the fourth quintile compared to its peers for the one-year period ended May 31, 2005 and in the second quintile compared to its peers for the three- and five-year periods ended May 31, 2005. Considering these factors, the Board concluded that the Fund's performance supported the continuation of the Investment Advisory Agreement.

The Investment Adviser's Personnel and Investment Process--The Board reviewed the Fund's investment objectives and strategies. The Board discussed with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's taxable fixed-income investing group the strategies being used to achieve the stated objectives. Among other things, the Board considered the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel.
The Board also reviewed the Investment Adviser's compensation policies and practices with respect to the Fund's portfolio manager. The Board also considered the experience of the Fund's portfolio manager and noted that Mr. Booth has more than twenty years experience in the financial industry.
The Board noted that the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund. The Board concluded that the Fund benefits from that expertise.

Management Fees and Other Expenses--The Board reviewed the Fund's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds in its Lipper category. It also compared the Fund's total expenses to those of other comparable funds. The Board considered the services provided to and the fees charged by the Investment Adviser to other types of clients, such as offshore funds, with similar investment mandates and noted that the fees charged by the Investment Adviser in those cases typically exceeded those being charged to the Fund. The Board also noted that, as a general matter, fees charged to institutional clients were lower than the fees charged to the Fund, but believed that less extensive services were being provided to such clients. The Fund's contractual and actual management fee rates were lower than the median fees charged by comparable funds, as determined by Lipper. The Board has concluded that the Fund's management fee and fee rate and overall expense ratio are acceptable compared to those of other comparable funds.

Profitability--The Board considered the cost of the services provided to the Fund by the Investment Adviser, and the Investment Adviser's and its affiliates' profits in relation to the management of the Fund and the MLIM/ FAM-advised funds. As part of its analysis, the Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and concluded that there was a reasonable basis for the allocation. The Board believes the Investment Adviser's profits are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.

Economies of Scale--The Board considered whether there have been economies of scale in respect of the management of MLIM/FAM-advised funds, whether the MLIM/FAM-advised funds (including the Fund) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered economies of scale to the extent applicable to the Fund's closed-end structure and determined that no changes were currently necessary.


Conclusion

After the independent directors deliberated in executive session, the entire Board, including all of the independent directors, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.


SENIOR HIGH INCOME PORTFOLIO, INC.                              AUGUST 31, 2005


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act
           (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Senior High Income Portfolio, Inc.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Senior High Income Portfolio, Inc.


Date: October 19, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       -------------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Senior High Income Portfolio, Inc.


Date: October 19, 2005


By:     /s/ Donald C. Burke
       -------------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Senior High Income Portfolio, Inc.


Date: October 19, 2005